UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

CenturyLink, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-7784	72-0651161
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 CenturyLink Drive
Monroe, Louisiana	71203
(Address of principal executive offices)	(Zip Code)

(318) 388-9000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Listed below are summaries of certain actions taken at our 2014 annual meeting of shareholders held on May 28, 2014 (the “Annual Meeting”), or at the meeting of our board of directors convened thereafter.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2014, the Board of Directors terminated our Amended and Restated 2001 Employee Stock Purchase Plan (the “ESPP”), effective as of July 1, 2014. The last offering period under the ESPP will end on June 30, 2014.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed on our Current Report on Form 8-K filed on February 27, 2014 and our Proxy Statement dated April 14, 2014, we presented a board-adopted proxy access bylaw amendment to our shareholders for ratification at the Annual Meeting. As described further in Item 5.07 below, our shareholders ratified this bylaw amendment at the Annual Meeting. The full text of the Company’s bylaws, as amended through May 28, 2014, is attached as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders present in person or represented by proxy voted on the matters described below. There were 574,065,909 shares of voting stock entitled to be voted at the Annual Meeting, of which 508,306,157 shares were present or represented for purposes of constituting a quorum. At the Annual Meeting, the Company’s shareholders (1) elected the 13 persons listed below to serve as our directors for one-year terms, (2) ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2014, (3) ratified a bylaw amendment providing proxy access rights, as discussed further in Item 5.03 above, (4) approved, on an advisory basis, the compensation of our named executive officers and (5) did not approve a shareholder proposal regarding equity retention. You can find additional information about each of these matters in our Proxy Statement dated April 14, 2014.

Our independent judge of election reported the vote of shareholders as follows:

1. Elect 13 directors to serve until 2015

Nominees	For	Withheld	Broker Non-Votes
Virginia Boulet	358,042,440	16,554,549	133,709,168
Peter C. Brown	367,518,798	7,078,191	133,709,168
Richard A. Gephardt	339,146,789	35,450,200	133,709,168
W. Bruce Hanks	353,551,164	21,045,825	133,709,168
Gregory J. McCray	369,627,863	4,969,126	133,709,168
C. G. Melville, Jr.	357,301,606	17,295,383	133,709,168
Fred R. Nichols	368,413,542	6,183,447	133,709,168

William A. Owens	366,618,880	7,978,109	133,709,168
Harvey P. Perry	327,925,727	46,671,262	133,709,168
Glen F. Post, III	368,853,576	5,743,413	133,709,168
Michael J. Roberts	367,541,317	7,055,672	133,709,168
Laurie A. Siegel	370,098,460	4,498,529	133,709,168
Joseph R. Zimmel	367,215,103	7,381,886	133,709,168

2. Ratify the appointment of KPMG LLP as our independent auditor for 2014

For	475,990,607
Against	30,104,246
Abstain	2,211,304
Broker non-votes	N/A

3. Ratify the proxy access bylaw amendment

For	358,756,842
Against	13,311,011
Abstain	2,529,136
Broker non-votes	133,709,168

4. Approve, on a non-binding and advisory basis, the overall compensation of our named executive officers

For	344,379,689
Against	26,849,972
Abstain	3,367,328
Broker non-votes	133,709,168

5. Shareholder proposal regarding equity retention

For	99,055,332
Against	271,988,518
Abstain	3,553,139
Broker non-votes	133,709,168

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The exhibit to this Current Report is listed in the Exhibit Index, which appears at the end of this Current Report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CenturyLink, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned officer hereunto duly authorized.

CenturyLink, Inc.

By:	/s/ Stacey W. Goff
Stacey W. Goff
Executive Vice President,
General Counsel and Secretary

Dated: June 2, 2014

Exhibit Index

Exhibit No.	Description

3.1*	Bylaws of CenturyLink, Inc., as amended through May 28, 2014.

*	Filed herewith